                                                                 EXHIBIT 99.3

                WEATHERFORD ENTERRA, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


     The following unaudited pro forma consolidated financial statements are based upon (i) the unaudited supplemental condensed consolidated financial statements of Weatherford Enterra, Inc. and subsidiaries and (ii) the unaudited historical combined financial statements of Zapata Energy Industries as of and for the nine month period ended September 30, 1995. The Unaudited Pro Forma Consolidated Balance Sheet was prepared assuming that the Zapata Energy Industries acquisition was consummated as of September 30, 1995. The Unaudited Pro Forma Consolidated Statement of Income was prepared assuming that the Zapata Energy Industries acquisition was consummated as of January 1, 1995. The Unaudited Pro Forma Consolidated Financial Statements have been prepared based upon assumptions deemed appropriate by Weatherford Enterra, Inc. and may not be indicative of actual results.

             WEATHERFORD ENTERRA, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                        SEPTEMBER 30, 1995
                          (IN THOUSANDS)

                                                             ZAPATA
                                            WEATHERFORD      ENERGY
                                           ENTERRA, INC.   INDUSTRIES  ADJUSTMENTS(1)  PRO FORMA
                                           -------------   ----------  --------------  ---------
   ASSETS
Current assets:
  Cash and cash equivalents                 $   31,453     $  2,763      $(15,000)    $   19,216
  Receivables, net                             239,082        7,686          -           246,768
  Inventories, net                             150,591       21,588          -           172,179
  Other current assets                          33,993           24          -            34,017
                                            ----------     --------       -------      ---------
    Total current assets                       455,119       32,061       (15,000)       472,180

Property, plant and equipment, net             456,100       61,562          -           517,662
Goodwill, net                                  212,627       18,402        26,655        257,684
Other assets                                    23,161        1,886          -            25,047
                                            ----------     --------       -------     ----------
Total assets                                $1,147,007     $113,911       $11,655     $1,272,573
                                            ----------     --------       -------     ----------
                                            ----------     --------       -------     ----------

    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Short-term debt and current portion
    of long-term debt                       $   26,058     $    743       $  (743)    $   26,058
  Accounts payable                              47,597        2,376          -            49,973
  Accrued liabilities                          106,889        3,190          -           110,079
                                            ----------     --------       -------     ----------
    Total current liabilities                  180,544        6,309          (743)       186,110

Long-term debt                                 171,195       27,116       120,000        291,195
                                                                          (27,116)
Deferred tax and other long-term
  liabilities                                   29,021       54,950       (54,950)        29,021
Stockholders' equity                           766,247       25,536       (25,536)       766,247
                                            ----------     --------       -------     ----------
Total liabilities and stockholders' equity  $1,147,007     $113,911       $11,655     $1,272,573
                                            ----------     --------       -------     ----------
                                            ----------     --------       -------     ----------


             The accompanying notes are an integral part of
              the unaudited pro forma financial statements.

                 WEATHERFORD ENTERRA, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                   (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                           ZAPATA
                                         WEATHERFORD       ENERGY
                                        ENTERRA, INC.    INDUSTRIES    ADJUSTMENTS    PRO FORMA
                                        -------------    ----------    -----------    ---------
Revenues                                  $644,199          $48,472         -          $692,671
                                          --------          -------     -------        --------
Costs and expenses:
  Cost of sales and services               400,156           36,859      (3,561)(2)     433,454
  Selling, general and administrative
   expenses                                114,977            3,248      (2,940)(2)     115,285
  Depreciation and amortization             68,717            4,335         950 (3)      74,002
  Other (income) expense, net               (8,336)            (510)        -            (8,846)
  Unusual charges                           28,297             -            -            28,297
                                          --------          -------     -------        --------
    Total costs and expenses               603,811           43,932      (5,551)        642,192
                                          --------          -------     -------        --------
Operating income                            40,388            4,540       5,551          50,479

  Interest, net                             11,358            2,426       3,644 (4)      17,428
                                          --------          -------     -------        --------
Income before income taxes and
 minority interests                         29,030            2,114       1,907          33,051

  Income taxes                               4,373              824         583 (5)       5,780
                                          --------          -------     -------        --------
Income before minority interests            24,657            1,290       1,324          27,271

Minority interests                            (215)            -            -              (215)
                                          --------          -------     -------        --------

Net income                                $ 24,442           $1,290      $1,324         $27,056
                                          --------          -------     -------        --------
                                          --------          -------     -------        --------
Weighted average common and
 common equivalent shares outstanding       50,804                                       50,804
                                          --------                                     --------
                                          --------                                     --------
Income per common and
 common equivalent share                     $0.48                                        $0.53
                                          --------                                     --------
                                          --------                                     --------


     The accompanying notes are an integral part of the unaudited pro forma financial statements.

                 WEATHERFORD ENTERRA, INC. AND SUBSIDIARIES
      NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


1. To record the expenditure of cash and borrowings used to finance the Zapata Energy Industries acquisition, to reflect the allocation of the related purchase price and to eliminate all liabilities and equity of Zapata Energy Industries not acquired by Weatherford Enterra, Inc.

2. To record certain estimated consolidated cost savings and operational efficiencies associated with the Zapata Energy Industries acquisition, primarily resulting from the combination of certain locations and the elimination of duplicate corporate functions.

3. To record additional depreciation expense and amortization of goodwill resulting from the allocation of the purchase price of Zapata Energy Industries.

4. To record additional interest expense on debt incurred in connection with the Zapata Energy Industries acquisition.

5. To record additional income tax expense on the effect of the adjustments discussed in Notes 2, 3 and 4 above.